UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 9, 2004

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

Item 12. Results of Operations and Financial Condition

On July 9, 2004, the Company issued a press release announcing information regarding its operational statistics for the month ended June 30, 2004, a copy of which is attached as Exhibit 99.14. On July 9, 2004, the Company also made available an updated version of its thirteen-month statistical data report on its website, www.countrywide.com, a copy of which is attached as Exhibit 99.15.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

Dated: July 9, 2004	By: /S/ STANFORD L. KURLAND Stanford L. Kurland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.14	Press Release issued by Countrywide Financial Corporation (the “Company”) pertaining to its operational statistics for the month ended June 30, 2004.

99.15	Thirteen-month statistical data report made available by the Company on its website.

Exhibit 99.14

NEWS	COUNTRYWIDE FINANCIAL

INVESTOR CONTACT:	(818) 225-3550 David Bigelow Lisa Riordan

MEDIA CONTACT:	(800) 796-8448

For Immediate Release

COUNTRYWIDE REPORTS JUNE 2004 OPERATIONAL DATA
– SECOND QUARTER PRODUCTION REACHES $100 BILLION –
– RECORD FUNDING LEVELS FOR PURCHASE, ADJUSTABLE-RATE AND HOME EQUITY LOANS –
– SERVICING PORTFOLIO HITS $726 BILLION –

CALABASAS, CA (July 9, 2004) - Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended June 30, 2004. Highlights included the following:

  Loan fundings of $32 billion were essentially flat compared to last month and down 34 percent from June 2003. Production volume for the second quarter reached $100 billion, a decrease of 23 percent from the second quarter of 2003, but an increase of 31 percent over the first quarter of 2004. Total production volume for the first half of 2004 was $176 billion.
  Monthly purchase activity increased 20 percent over May 2004 to a record $17 billion, and was 33 percent more than June 2003 and accounted for 55 percent of total fundings. Second quarter purchase volume of $46 billion rose 40 percent over the second quarter of 2003. Year-to-date purchase activity was $78 billion, nearing the $86 billion in purchase volume produced in all of 2002.
  Demand for adjustable-rate, home equity and subprime loans remained strong. For each category, new highs in monthly funding levels were achieved.
-	Adjustable-rate fundings rose 134 percent over June 2003 to $17 billion, and accounted for 54 percent of monthly funding volume. Second quarter volume of $49 billion was 138 percent greater than the adjustable-rate volume produced during the prior year’s comparable quarter. Year-to-date volume of $82 billion is more than double the $36 billion in adjustable-rate volume produced in all of calendar 2002.

-	Home equity fundings reached $3 billion for the month of June 2004, an increase of 79 percent over the same month last year, driving second quarter volume to $7 billion. Year-to-date volume reached $13 billion.

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2-2-2
-	Subprime volume of $4 billion in the month was 160 percent more than June 2003. Second quarter subprime production reached $10 billion, and year-to-date volume climbed to $16 billion.

  With the 10-year U.S. Treasury yield up more than 100 basis points from June 2003, average daily application volume of $1.9 billion in June 2004 fell 41 percent over the prior year; however it was down only 2 percent over May 2004. This kept the pipeline of applications-in-process at $47 billion, a decline of 5 percent from the prior month and 43 percent lower than last year’s record high of $82 billion.
  The servicing portfolio continued to grow, rising by 30 percent or $167 billion over June 2003 to reach $726 billion, which represents more than 5.5 million customers.
  Securities trading volume of $315 billion at Countrywide Securities Corporation increased by 7 percent over last year. Trading volume for the second quarter grew to $882 billion, an increase of 9 percent over the second quarter of 2003. Year-to-date trading volume reached $1.6 trillion, rising 8 percent over the first half of 2003.
  Total assets at Countrywide Bank grew to $27 billion, up 107 percent over June 2003.
  Net earned premiums at Balboa rose to $64 million for the month, up 10 percent from June 2003, bringing second quarter volume to $188 million and year-to-date activity to $383 million.
  Sub-servicing volume at Global Home Loans totaled $110 billion, up 13 percent over June 2003.

“The second quarter and first half of 2004 have ended with Countrywide delivering strong operational results,” said Stanford L. Kurland, President and Chief Operating Officer. “Countrywide’s success is a result of our focused strategic efforts within each business line, and effective execution by our outstanding employees.

“Substantial interest rate volatility characterized the first half of 2004, with a corresponding impact on mortgage activity,” Kurland added. “From December 31, 2003 to June 30, 2004, the 10-year U.S. Treasury yield increased by 35 basis points. During that time, however, the yield actually trended across a range of nearly 120 basis points, from a low of 3.69 percent to a high of 4.87 percent. With the drop in the yield occurring near the end of the first quarter, refinance application activity peaked accordingly but by early June receded to its lowest level in more than two years, according to the Mortgage Bankers Association. Despite this volatility, Countrywide’s various businesses generated solid operating metrics.

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3-3-3

“Countrywide’s loan production efforts yielded impressive results for the second quarter, with total volume reaching the $100 billion level,” Kurland continued. “We also established new record levels in various mortgage product categories, including home purchase, adjustable-rate mortgage and home equity activities. This success is due in part to our focused sales force and scalable infrastructure. Exceptional production efforts have led to continuous growth in the servicing portfolio, which reached $726 billion, an increase of $167 billion since June 2003. Similarly, solid results were achieved in our diversified business segments, including growth in total assets at Countrywide Bank to $27 billion.

“Overall, the sound operational infrastructure of our mortgage banking and diversified businesses, the focused leadership of Countrywide’s seasoned management team, and our experienced, motivated workforce favorably position the Company to deliver continued strong performance,” Kurland concluded.

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 2000 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global operations, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; and Global Home Loans, a U.K. mortgage banking joint venture in which Countrywide holds a majority interest.

For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                      Month Ended                  Year-to-Date
                                           -----------------------------------    ----------------
                                              June 30,            June 30,           June 30,
                                                2004                2003               2004
                                           ----------------    ---------------    ----------------
LOAN PRODUCTION
---------------
Average Daily Loan Applications                  $   1,905          $   3,243
Mortgage Loan Pipeline (loans in process)       $   47,317         $   82,490

Consumer Markets Division Fundings               $   9,804         $   11,478          $   53,793
Wholesale Lending Division Fundings
                                                     5,913             10,517              35,486
Correspondent Lending Division Fundings
                                                    11,560             22,749              66,695
Capital Markets Fundings
                                                     2,230              2,231               7,923
Treasury Bank Fundings (2)
                                                     2,496              1,463              11,970
                                           ----------------    ---------------    ----------------
Total Loan Fundings                             $   32,003         $   48,438          $  175,867
                                           ----------------    ---------------    ----------------

Consumer Markets Division Units
                                                    69,912             84,939             387,331
Wholesale Lending Division Units
                                                    33,270             59,244             200,016
Correspondent Lending Division Units
                                                    65,668            133,345             376,422
Capital Markets Units
                                                     8,486              6,966              29,974
Treasury Bank Units
                                                    26,627             17,716             125,107
                                           ----------------    ---------------    ----------------
Total Loan Units
                                                   203,963            302,210           1,118,850
                                           ----------------    ---------------    ----------------

Purchase Fundings (3)                           $   17,491         $   13,138          $   77,576
Non-purchase Fundings (3)
                                                    14,512             35,300              98,291
                                           ----------------    ---------------    ----------------
Total Loan Fundings                             $   32,003         $   48,438          $  175,867
                                           ----------------    ---------------    ----------------

Government Fundings                              $   1,119          $   2,700           $   7,653
ARM Fundings                                    $   17,259          $   7,378          $   82,386
Home Equity Fundings                             $   2,787          $   1,553          $   12,590
Subprime Fundings                                $   3,745          $   1,440          $   16,446

LOAN CLOSING SERVICES (units)
-----------------------------
Credit Reports                                     631,763            701,809           3,651,301
Flood Determinations                               239,522            359,226           1,362,616
Appraisals                                          59,839             70,187             349,371
Automated Property Valuation Services              480,364            397,954           2,539,523
Other                                               15,332             11,541              90,320
                                           ----------------    ---------------    ----------------
Total Units                                      1,426,820          1,540,717           7,993,131
                                           ----------------    ---------------    ----------------

LOAN SERVICING (4)
---------------
Volume                                          $  726,227         $  559,124
Units                                            5,547,050          4,587,387
Subservicing Volume (5)                         $   16,027         $   11,518
Subservicing Units                                 163,396            145,060
Prepayments in Full                             $   14,945         $   24,069          $   96,889
Bulk Servicing Acquisitions                      $   1,634           $    321          $   13,497
Portfolio Delinquency (%) - CHL (6)                  3.48%              3.79%
Foreclosures Pending (%) - CHL (6)                   0.37%              0.47%

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COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                       Month Ended                  Year-to-Date
                                            -----------------------------------    ----------------
                                               June 30,            June 30,           June 30,
                                                 2004                2003               2004
                                            ----------------    ---------------    ----------------
INSURANCE
---------
Net Premiums Earned:
Carrier                                            $     51           $     47            $    307
Reinsurance
                                                         13                 11                  76
                                            ----------------    ---------------    ----------------
Total Net Premiums Earned                          $     64           $     58            $    383
                                            ----------------    ---------------    ----------------

CAPITAL MARKETS
---------------
Securities Trading Volume (7)                    $  314,599         $  295,132         $ 1,572,015

BANKING
-------
Assets Held by Treasury Bank (in billions)        $    27.1          $    13.1

GLOBAL OPERATIONS
-----------------
Global Home Loans Subservicing
Volume (in billions)                               $    110           $     97

Period-end Rates
----------------
10-Year U.S. Treasury Yield                          4.610%             3.530%
FNMA 30-Year Fixed Rate MBS Coupon                   5.589%             4.648%

Number of Working Days in the Period                    22                 21                 126

__________

(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the Company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the Company quarterly. The Company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	ncludes warehouse loans and loans under subservicing agreements for other clients
(5)	Subservicing volume for other clients.
(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(7)	Includes trades with Mortgage Banking Division.

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Exhibit 99.15
Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                           Jun-03     Jul-03    Aug-03     Sep-03     Oct-03    Nov-03     Dec-03    Jan-04    Feb-04    Mar-04    Apr-04     May-04    Jun-04         YTD
                                           ------     ------    ------     ------     ------    ------     ------    ------    ------    ------    ------     ------    ------         ---
LOAN PRODUCTION
---------------
    Number of Working Days in the Period         21        22         21         21        23         19        22        20        19        23         22        20         22          126
    Average Daily Loan Applications          $3,243    $2,529     $1,808     $1,858    $1,564     $1,479    $1,339    $1,776    $1,968    $2,455     $2,041    $1,945     $1,905       $2,025
    Mortgage Loan Pipeline
(loans-in-process)                          $82,490   $70,377    $53,576    $47,182   $42,650    $38,841   $32,969   $38,354   $43,760   $57,422    $54,836   $49,675    $47,317

    Consumer Markets Division Fundings      $11,478   $12,911    $12,283     $9,392    $8,198     $6,954    $7,670    $6,211    $7,326    $9,522    $11,115    $9,815     $9,804      $53,793
    Wholesale Lending Division Fundings      10,517    10,531      7,222      5,632     6,235      4,725     4,902     3,844     4,801     6,993      7,727     6,208      5,913       35,486
    Correspondent Lending Division
Fundings                                     22,749    24,258     17,870     13,225    10,908      8,598     9,390     8,240     8,518    12,029     14,362    11,986     11,560       66,695
    Capital Markets Fundings                  2,231     2,884      2,059      3,066     2,314        829     1,489     1,013     1,046     1,265        494     1,875      2,230        7,923
    Treasury Bank Fundings (1)                1,463     1,255      1,541      1,802     1,310      1,100     1,698     1,312     1,582     2,502      2,147     1,931      2,496       11,970
          Total Loan Fundings               $48,438   $51,839    $40,975    $33,117   $28,965    $22,206   $25,149   $20,620   $23,273   $32,311    $35,845   $31,815    $32,003     $175,867
                                          ---------- --------- ---------- ---------- --------- ---------- --------- --------- --------- --------- ---------- --------- ----------    ---------

    Consumer Markets Division Units          84,939    94,839     92,465     74,566    67,213     57,058    61,031    49,154    54,962    68,664     75,880    68,759     69,912      387,331
    Wholesale Lending Division Units         59,244    58,930     42,036     34,660    38,255     28,887    29,638    22,685    27,880    39,820     42,114    34,247     33,270      200,016
    Correspondent Lending Division Units    133,345   139,360    104,396     81,376    67,709     52,969    57,079    49,694    50,250    67,815     77,570    65,425     65,668      376,422
    Capital Markets Units                     6,966    11,922      6,303      9,718     9,266      4,629     6,357     4,680     3,491     5,114      1,463     6,740      8,486       29,974
    Treasury Bank Units                      17,716    17,376     18,060     18,352    14,938     13,257    16,861    14,681    16,760    23,351     21,909    21,779     26,627      125,107
          Total Loan Units                  302,210   322,427    263,260    218,672   197,381    156,800   170,966   140,894   153,343   204,764    218,936   196,950    203,963     1,118,850
                                          ---------- --------- ---------- ---------- --------- ---------- --------- --------- --------- --------- ---------- --------- ----------    ---------

    Purchase Fundings (2)                   $13,138   $13,352    $12,571    $12,719   $12,366     $9,852   $12,115    $9,274    $9,226   $13,127    $13,883   $14,575    $17,491      $77,576
    Non-purchase Fundings (2)                35,300    38,487     28,404     20,398    16,599     12,354    13,034    11,346    14,047    19,184     21,962    17,240     14,512       98,291
          Total Loan Fundings               $48,438   $51,839    $40,975    $33,117   $28,965    $22,206   $25,149   $20,620   $23,273   $32,311    $35,845   $31,815    $32,003     $175,867

    Government Fundings                      $2,700    $2,790     $2,505     $2,093    $1,774     $1,370    $1,343    $1,161    $1,117    $1,530     $1,491    $1,235     $1,119       $7,653
    ARM Fundings                             $7,378    $8,580    $10,011    $10,072   $10,676     $8,487    $9,679    $9,478   $10,293   $13,872    $15,739   $15,745    $17,259      $82,386
    Home Equity Fundings                     $1,553    $1,694     $1,697     $1,680    $1,752     $1,620    $1,805    $1,564    $1,637    $2,088     $2,242    $2,272     $2,787      $12,590
    Subprime Fundings                        $1,440    $1,726     $1,654     $2,158    $2,424     $2,029    $2,257    $2,009    $2,124    $2,759     $2,765    $3,044     $3,745      $16,446

LOAN CLOSING SERVICES (units)
-----------------------------
    Credit Reports                          701,809   624,949    492,787    499,431   518,308    420,843   405,336   533,055   547,704   738,113    626,142   574,524    631,763     3,651,301
    Flood Determinations                    359,226   308,255    234,552    222,890   217,134    173,044   172,325   188,682   195,380   277,958    246,580   214,494    239,522     1,362,616
    Appraisals                               70,187    68,677     60,025     51,507    53,783     44,475    47,004    44,146    51,425    69,074     65,975    58,912     59,839      349,371
    Automated Property Valuation
Services                                    397,954   416,691    349,978    358,983   399,559    314,886   319,220   333,803   356,077   439,015    473,601   456,663    480,364     2,539,523
    Other                                    11,541    12,791     12,566     11,769    11,457      9,741    12,096    14,750    14,218    16,379     16,058    13,583     15,332       90,320
                                          ---------- --------- ---------- ---------- --------- ---------- --------- --------- --------- --------- ---------- --------- ----------    ---------
          Total Units                     1,540,717  1,431,363 1,149,908  1,144,580  1,200,241   962,989   955,981  1,114,436 1,164,804 1,540,539 1,428,356  1,318,176 1,426,820     7,993,131
                                          ========== ========= ========== ========== ========= ========== ========= ========= ========= ========= ========== ========= ==========    =========
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

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Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                         Jun-03     Jul-03    Aug-03    Sep-03   Oct-03    Nov-03    Dec-03    Jan-04    Feb-04     Mar-04     Apr-04      May-04      Jun-04          YTD
                                         ------     ------    ------    ------   ------    ------    ------    ------    ------     ------     ------      ------      ------          ---
LOAN SERVICING (3)
------------------
    Volume                               $559,124  $576,670  $591,905  $606,095  $621,000 $631,470  $644,855  $657,541  $669,076    $682,848   $693,768    $706,943    $726,227
    Units                               4,587,387  4,678,947 4,760,141 4,834,943 4,923,9355,001,743 5,080,621 5,162,726 5,234,634  5,313,058  5,372,526   5,443,555   5,547,050

    Subservicing Volume (4)               $11,518   $11,645   $11,483   $11,446  $11,921   $13,671   $14,404   $15,871   $15,548     $15,307    $15,028     $15,289     $16,027
    Subservicing Units                    145,060   143,937   142,527   128,326  139,983   157,785   159,357   166,923   163,190     166,514    163,842     163,931     163,396

    Prepayments in Full                   $24,069   $33,361   $25,236   $17,463  $14,315   $11,403   $11,845    $9,387   $13,090     $18,317    $23,557     $17,593     $14,945       $96,889
    Bulk Servicing Acquisitions              $321      $345      $341      $581   $1,845      $144    $1,054    $3,706    $3,123      $2,349     $1,122      $1,563      $1,634       $13,497

    Portfolio Delinquency - CHL (5)         3.79%     3.78%     3.77%     3.81%    3.54%     3.90%     3.91%     3.71%     3.71%       3.20%      3.19%       3.49%       3.48%
    Foreclosures Pending - CHL (5)          0.47%     0.46%     0.46%     0.45%    0.50%     0.43%     0.43%     0.43%     0.44%       0.42%      0.38%       0.36%       0.37%

INSURANCE
---------
    Net Premiums Earned:
      Carrier                                 $47       $54       $55       $51      $59       $54       $51       $56       $52         $50        $50         $48         $51          $307
      Reinsurance                              11        11        11        10       11        13        13        12        13          12         13          13          13            76
          Total Net Premiums Earned           $58       $65       $66       $61      $70       $67       $64       $68       $65         $62        $63         $61         $64          $383

CAPITAL MARKETS
---------------
    Securities Trading Volume (6)        $295,132  $326,751  $255,513  $240,154  $208,429 $196,586  $179,390  $192,618  $221,082    $276,738   $274,862    $292,116    $314,599     $1,572,015

BANKING
-------
    Assets Held by Treasury Bank (in
billions)                                   $13.1     $14.1     $15.1     $16.4    $17.1     $17.7     $19.4     $20.3     $21.8       $23.7      $24.9       $25.6       $27.1

GLOBAL OPERATIONS
-----------------
    Global Home Loans Subservicing
      Volume (in billions)                    $97       $95       $93       $98     $100      $103      $106      $109      $112        $111       $108        $111        $110

Workforce Head Count: (7)
-------------------------
    Loan Originations                      19,780    20,903    20,447    19,251   18,968    18,812    18,897    18,989    19,364      20,529     21,696      22,400      23,035
    Loan Servicing                          5,874     6,003     6,002     6,111    6,087     6,098     6,069     6,017     5,870       5,802      5,828       5,864       5,908
    Loan Closing Services                   1,090     1,115     1,065       956      955       952       931       941       952         926        938         993       1,019
    Insurance                               1,738     1,819     1,851     1,904    1,882     1,856     1,823     1,781     1,768       1,762      1,809       1,822       1,826
    Capital Markets                           420       429       440       452      470       476       477       484       491         494        513         517         529
    Global Operations                       1,928     1,898     1,897     1,962    1,965     1,997     1,981     1,899     1,948       1,993      1,961       1,965       1,955
    Banking                                   822       876       808       804      787       810       813       803       823         849        888         956       1,003
    Corporate Overhead & Other              3,126     3,270     3,238     3,309    3,282     3,282     3,307     3,347     3,366       3,389      3,441       3,529       3,660
                                        ---------- --------- --------- --------- -------- --------- --------- --------- --------- ----------- ---------- ----------- -----------
          Total Workforce Head Count       34,778    36,313    35,748    34,749   34,396    34,283    34,298    34,261    34,582      35,744     37,074      38,046      38,935
                                        ========== ========= ========= ========= ======== ========= ========= ========= ========= =========== ========== =========== ===========
Period-end Rates
----------------
      10-Year U.S. Treasury Yield          3.530%    4.476%    4.458%    3.939%   4.301%    4.322%    4.261%    4.138%    3.984%      3.840%     4.499%      4.655%      4.610%
      FNMA 30-Year Fixed Rate MBS
Coupon                                     4.648%    5.722%    5.670%    5.012%   5.335%    5.410%    5.276%    5.192%    5.001%      4.937%     5.592%      5.752%      5.589%
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with Mortgage Banking Division.
(7)	Workforce Head Count includes full-time employees, contract, and temporary help.